UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET WORLDWIDE INCOME

FUND INC.

FORM N-Q

MARCH 31, 2012

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 61.1%
Argentina — 3.1%
Republic of Argentina	7.820%	12/31/33	1,141,442	EUR	$966,686	(a)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	9,168,664	EUR	1,447,824	(a)(b)
Republic of Argentina, GDP Linked Securities	5.975%	12/15/35	9,904,661	ARS	301,731	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	1,565,000		207,363	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	719,000		726,913
Republic of Argentina, Senior Bonds	7.000%	10/3/15	927,000		874,856
Republic of Argentina, Senior Bonds	2.260%	12/31/38	126,377	EUR	50,733
Republic of Argentina, Senior Notes	8.750%	6/2/17	1,673,020		1,627,012
Total Argentina					6,203,118
Brazil — 6.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,323,000	BRL	729,076
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	16,060,000	BRL	8,571,788
Federative Republic of Brazil	7.125%	1/20/37	2,163,000		2,979,532
Total Brazil					12,280,396
Chile — 1.4%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	500,000		520,000	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		566,222	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	920,000		944,177	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		860,760
Total Chile					2,891,159
Colombia — 3.6%
Republic of Colombia	7.375%	9/18/37	3,035,000		4,279,350
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		430,500
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,586,304
Total Colombia					7,296,154
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	244,000		233,020	(a)(c)
Indonesia — 5.3%
Republic of Indonesia, Notes	5.250%	1/17/42	3,560,000		3,751,350	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	195,000		233,512	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,020,000,000	IDR	722,240
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	10,328,000,000	IDR	1,583,872
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	9,706,000,000	IDR	1,428,468
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		564,200	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,529,000,000	IDR	1,701,542
Republic of Indonesia, Senior Notes	4.875%	5/5/21	644,000		701,155	(c)
Total Indonesia					10,686,339
Malaysia — 1.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,860,000	MYR	3,279,285
Government of Malaysia, Senior Bonds	4.262%	9/15/16	525,000	MYR	177,891
Total Malaysia					3,457,176
Mexico — 5.0%
Mexican Bonos, Bonds	8.000%	6/11/20	79,964,700	MXN	7,079,968
Mexican Bonos, Bonds	8.500%	11/18/38	11,580,000	MXN	1,014,339
United Mexican States, Bonds	10.000%	12/5/24	9,020,000	MXN	923,267
United Mexican States, Senior Notes	5.125%	1/15/20	840,000		968,100
Total Mexico					9,985,674
Panama — 1.4%
Republic of Panama	9.375%	4/1/29	10,000		16,065

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (continued)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Panama — continued
Republic of Panama	6.700%	1/26/36	2,170,000		$2,864,400
Total Panama					2,880,465
Peru — 6.3%
Republic of Peru	8.750%	11/21/33	4,988,000		7,761,328
Republic of Peru, Bonds	7.840%	8/12/20	6,923,000	PEN	3,014,786
Republic of Peru, Bonds	6.550%	3/14/37	1,541,000		1,970,939
Total Peru					12,747,053
Philippines — 0.4%
Republic of Philippines, Senior Bonds	5.500%	3/30/26	610,000		697,688
Poland — 2.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,377,650
Republic of Poland, Senior Notes	5.125%	4/21/21	1,440,000		1,545,120
Republic of Poland, Senior Notes	5.000%	3/23/22	2,362,000		2,501,405
Total Poland					5,424,175
Russia — 7.4%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,140,000		1,271,100	(c)
Russian Federation	5.625%	4/4/42	3,400,000		3,316,802	(c)(d)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	173,000		312,481	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	8,301,100		9,971,697	(c)
Total Russia					14,872,080
Sri Lanka — 0.4%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	730,000		730,199	(c)
Turkey — 7.0%
Republic of Turkey	11.000%	1/14/13	730,000		781,100
Republic of Turkey	7.250%	3/15/15	425,000		473,875
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		517,403
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,390,650
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,750,000		1,834,875
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,473,512
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		393,550
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,102,000		2,343,730
Total Turkey					14,208,695
Venezuela — 9.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,461,000		11,121,442	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	574,000		436,240
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	3,716,000		3,112,150
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	445,000		466,137
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000		367,738
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,040,000		922,480
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000		2,192,775	(c)
Total Venezuela					18,618,962
TOTAL SOVEREIGN BONDS (Cost — $112,701,757)					123,212,353
CORPORATE BONDS & NOTES — 36.5%
CONSUMER DISCRETIONARY — 1.3%
Media — 1.3%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	610,000		637,450	(c)

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (continued)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media — continued
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,760,000	$2,004,948
TOTAL CONSUMER DISCRETIONARY				2,642,398
CONSUMER STAPLES — 0.2%
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	470,400	(c)
ENERGY — 17.6%
Oil, Gas & Consumable Fuels — 17.6%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,121,057	1,217,748	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000	1,491,000
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,460,000	2,626,714	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	420,000	448,463	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,792,000	3,058,022	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	921,508	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	950,000	1,044,525	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	860,000	847,100	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	452,000	445,220	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	6,353,750
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	1,038,469
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	2,002,432
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	720,000	838,631
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,370,000	3,009,900
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,056,550	(c)
Petronas Capital Ltd.	5.250%	8/12/19	2,400,000	2,687,460	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	911,497	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	1,115,625	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000	1,304,297	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	995,016	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,085,000	1,228,763	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	800,000	906,000	(c)
TOTAL ENERGY				35,548,690
INDUSTRIALS — 1.4%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	393,791	(c)
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,090,000	1,220,582	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	360,000	375,948	(c)
Total Construction & Engineering				1,596,530
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	776,805	(c)
TOTAL INDUSTRIALS				2,767,126
MATERIALS — 9.0%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	910,000	1,027,390	(c)
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,040,000	1,021,800	(c)
Metals & Mining — 7.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	576,000	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	528,750	(c)
Evraz Group SA, Notes	8.250%	11/10/15	230,000	245,359	(c)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	387,093	(c)
Evraz Group SA, Notes	6.750%	4/27/18	2,395,000	2,302,313	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	519,811	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	418,900
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,460,000	1,592,362
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,567,130

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (continued)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	$1,723,962
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,281,000	1,329,038	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	705,000	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	173,400	(c)
Total Metals & Mining				14,069,118
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	470,000	559,625
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	300,000	308,596	(c)
Empresas CMPC SA, Notes	4.750%	1/19/18	470,000	494,794	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000	466,972	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	270,000	278,775	(c)
Total Paper & Forest Products				2,108,762
TOTAL MATERIALS				18,227,070
TELECOMMUNICATION SERVICES — 4.7%
Diversified Telecommunication Services — 4.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	3,260,000	2,673,200	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	740,000	606,800	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	885,000	730,125	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	436,296	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	754,090	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	480,000	505,200	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,465,000	2,594,412	(c)
Total Diversified Telecommunication Services				8,300,123
Wireless Telecommunication Services — 0.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	688,200	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	480,000	495,000	(c)
Total Wireless Telecommunication Services				1,183,200
TOTAL TELECOMMUNICATION SERVICES				9,483,323
UTILITIES — 2.3%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	213,984	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,137,400	(c)
Total Electric Utilities				1,351,384
Gas Utilities — 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	720,000	766,800	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	580,000	595,950	(c)
Total Gas Utilities				1,362,750
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	460,000	487,600	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	832,756	(c)
Total Independent Power Producers & Energy Traders				1,320,356
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	479,400	(c)
TOTAL UTILITIES				4,513,890
TOTAL CORPORATE BONDS & NOTES (Cost — $67,384,868)				73,652,897

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.4%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	23,180	715,682
TOTAL INVESTMENTS — 98.0% (Cost — $180,086,625#)				197,580,932
Other Assets in Excess of Liabilities — 2.0%				4,086,978
TOTAL NET ASSETS — 100.0%				$201,667,910

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (continued)

March 31, 2012

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARS	- Argentine Peso
	BRL	- Brazilian Real
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Schedule of investments (unaudited) (continued)

March 31, 2012

Summary of Investments by Country **
Brazil	15.1%
Russia	13.9
Mexico	13.9
Venezuela	9.8
Turkey	7.2
Indonesia	6.9
Peru	6.5
Colombia	5.9
Argentina	3.8
Malaysia	3.6
Chile	2.8
Poland	2.7
India	1.7
Kazakhstan	1.6
Panama	1.5
Qatar	0.9
United Arab Emirates	0.6
Trinidad and Tobago	0.5
China	0.4
Sri Lanka	0.4
Philippines	0.3
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of March 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$123,212,353	—	$123,212,353
Corporate bonds & notes	—	73,652,897	—	73,652,897
Warrants	—	715,682	—	715,682
Total investments	—	$197,580,932	—	$197,580,932
Other financial instruments:
Forward foreign currency contracts	—	$109,409	—	$109,409
Total	—	$197,690,341	—	$197,690,341

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$229,373	—	—	$229,373
Forward foreign currency contracts	—	$14,416	—	14,416
Total	$229,373	$14,416	—	$243,789

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are

Notes to schedule of investments (unaudited) (continued)

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $14,416. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,799,834
Gross unrealized depreciation	(3,305,527)
Net unrealized appreciation	$17,494,307

At March 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	122	6/12	$16,026,467	$15,797,094	$(229,373)

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Brazilian Real	JPMorgan Chase & Co.	8,291,670	$4,528,769	4/16/12	$109,409
Euro	JPMorgan Chase & Co.	1,835,600	2,448,274	4/16/12	(14,416)
Net unrealized gain on open forward foreign currency contracts					$94,993

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(229,373)	—	—	$(229,373)
Foreign Exchange Risk	—	$109,409	$(14,416)	94,993
Total	$(229,373)	$109,409	$(14,416)	$(134,380)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$7,237,560
Futures contracts (to buy)	15,976,281

Average Notional Balance†
Interest rate swap contracts‡	2,099,143BRL

† Notional amounts are denominated in U.S. dollars, unless otherwise noted.

‡At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts;

Notes to schedule of investments (unaudited) (continued)

however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Worldwide Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012